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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                   FORM 8-K/A

                               Amendment No. 1 to

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                January 10, 2002
                Date of Report (Date of earliest event reported)


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

         Cayman Islands                   1-10809                 98-0191089
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

                                 (441) 292-8515
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K is being filed to amend the exhibit attached hereto.


Item 5.   Other events.


On January 10, 2002, XL Capital Finance (Europe) plc (f/k/a XL Finance (UK) plc), a public limited company organized under the laws of England and Wales and a wholly owned subsidiary of the Registrant ("XLCF"), made a public offering and sale of $600,000,000 principal amount of its 6.50% Senior Notes (the "Notes"). The Notes were guaranteed by the Registrant.

This Amendment No. 1 to Current Report on Form 8-K is being filed for the purpose of filing the attached document in connection therewith as an exhibit to the shelf registration statement on Form S-3 (Registration No. 333-75240) filed by the Registrant, XLCF, XL Capital Trust I, XL Capital Trust II and XL Capital Trust III (the "Registration Statement"), and such exhibit is hereby incorporated into the Registration Statement by reference.


Item 7.   Financial Statements and Exhibits.


     (c) Exhibits. The following exhibits are filed herewith:

         Exhibit No.             Description

          4.14*    Form of XL Capital Finance (Europe) plc Debt Security.

          4.16(a)* Indenture, dated January 10, 2002, by and among XL Capital
                   Finance (Europe) plc, XL Capital Ltd and State Street Bank and Trust Company.

          4.16(b) Excerpts from the Authorizing Resolutions of the Board of Directors of XL Capital Finance (Europe) plc, dated January 7, 2002 (to replace version previously filed).

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*    previously filed



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 5, 2002


                                 XL CAPITAL LTD


                                 By:  /s/ Jerry de St. Paer
                                      ----------------------------------------
                                      Name:   Jerry de St. Paer
                                      Title:  Executive Vice President &
                                              Chief Financial Officer



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                                                                 Exhibit 4.16(b)

                         XL Capital Finance (Europe) Plc

January 7, 2002

IT WAS RESOLVED:

     (A) that the Prospectus be and is hereby approved subject to such modifications as may be agreed by any Director;

     (B) that the form of the Notes and the issue of the Notes upon such terms and conditions as shall be contained in the Transaction Documents be approved and that such Notes be listed on the Luxembourg Stock Exchange;

     (C) that the appointment of the State Street Bank and Trust Company as Trustee and as principal paying agent and transfer agent and registrar be and is hereby approved;

     (D) that the appointment of the Deutsche Bank Luxembourg S.A. as the Luxembourg Listing Agent and as paying and transfer agent in respect of the Notes for the purpose of registering the transfer and ownership of the Notes be and is hereby approved;

     (F) that the Underwriting Agreement be and is hereby approved subject to such modifications as may be agreed by any Director;

     (G) the following terms and provisions which shall supplement or amend, as the case may be, the terms and provisions of the Base Indenture be and are hereby approved (said supplemented or amended, as the case may be, terms and provisions and the Base Indenture are hereinafter collectively referred to as the "Indenture" and each reference herein to the "Indenture" is a reference to the Base Indenture as the same is supplemented or amended, as the case may be, by the terms and provisions of these resolutions):

          (1) The title of the Securities shall be 6.50% Senior Notes due 2012 (capitalized terms not otherwise defined herein shall have the meanings given to them in the Base Indenture);

          (2) The aggregate principal amount at maturity of the Securities which may be authenticated and delivered under the Indenture shall be $600,000,000 (except for any Securities authenticated and delivered upon registration of the transfer of, or in exchange for, or in lieu of other Securities pursuant to the terms of the Indenture); provided, however, that the Company from time to time, without giving notice to or seeking the consent of the Holders of the Securities, may issue additional senior notes having the same ranking and the same interest rate, maturity and other terms as the Securities, except for the issue price and the issue date, pursuant to the Shelf Registration Statement and any subsequent regis-


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               tration statement; any additional senior notes having such similar terms, together with the Securities, will constitute a single series of securities under the Indenture. The Securities will be issued as global securities in fully registered form without coupons in denominations of $1,000 and any whole multiple of $1,000.

          (3) The principal amount of the Securities is due and payable in full on January 15, 2012, subject to earlier redemption as referred to in the Indenture.

          (4) The Securities shall bear interest at the rate of 6.50% per annum (computed on the basis of a 360-day year comprised of twelve 30-day months) from January 10, 2002 to maturity or early redemption; and interest will be payable semi-annually on January 15 and July 15 of each year, commencing July 15, 2002, to the persons in whose name such Securities were registered at the close of business on the preceding January 1 or July 1 , respectively. The Securities may be sold to purchasers at a discount to face value of 99.469% and may be sold to the Initial Underwriters at a discount not to exceed 0.650% in the aggregate.

          (5) Payment of principal of, premium, if any, Additional Amounts, if any, and interest on the Securities will be fully guaranteed on an unsecured, unsubordinated basis by the Guarantor. The guarantee will be a direct and unconditional obligation of the Guarantor, ranking equally and ratably in right of payment with all other existing and future unsecured and unsubordinated obligations of the Guarantor, other than obligations preferred by law.

          (6) The Securities will be redeemable, in whole at any time or in part from time to time, at the Company's option, at a redemption price equal to accrued and unpaid interest on the principal amount being redeemed to the redemption date plus the greater of:
               (A) 100% of the principal amount of the Securities to be redeemed, and (B) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury rate, plus 20 basis points.

               As used in this Paragraph 6, the following terms shall have the respective meanings set forth below:

               "Treasury rate" means, with respect to any date of redemption, the rate per year equal to the semi-annual equivalent yield to maturity of the comparable Treasury issue, assuming a price for the comparable Treasury issue (expressed as a percentage of its principal amount) equal to the comparable Treasury price for such date of redemption.


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               "Comparable Treasury issue" means the United States Treasury security selected as having a maturity comparable to the remaining term of the Securities to be redeemed that would be used, at the time of selection and under customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

               "Comparable Treasury price" means, with respect to any date of redemption, the average of the reference Treasury dealer quotations for the date of redemption, after excluding the highest and lowest reference Treasury dealer quotations, or if the Trustee obtains fewer that three reference Treasury dealer quotations, the average of all reference Treasury dealer quotations.

               "Reference Treasury dealers" means each of Salomon Smith Barney Inc. and J.P. Morgan Securities Inc. and their respective successors and any other primary Treasury dealer the Guarantor or the Company selects. If any of the foregoing ceases to be a primary U.S. government securities dealer in New York City, the Guarantor or the Company must substitute another primary Treasury dealer.

               "Reference Treasury dealer quotations" means, with respect to each reference Treasury dealer and any date of redemption, the average, as determined by the Trustee, of the bid and asked prices for the comparable Treasury issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the reference Treasury dealer at 5:00 p.m., New York City time, on the third business day before the date of redemption.

               Following any optional redemption, the Company will notify the Luxembourg Stock Exchange of the results and publish a notice in Luxembourg.

          (7) The Securities shall be entitled to the benefit of each of the covenants in Article Ten of the Base Indenture and the following additional covenant (which shall be deemed to be a provision of the Indenture and, when referred to as a provision of the Indenture, shall be identified by reference to the Section number that is set forth immediately preceding the covenant):

                    SECTION 1010. Limitation on Liens on Stock of Designated Subsidiaries. The Company and the Guarantor covenant that, so long as any Securities are outstanding, the Guarantor will not, nor will the Guarantor permit the Company or any Designated Subsidiary to, create, assume, incur, guarantee or otherwise permit to exist any indebtedness evidenced by notes, debentures, bonds or similar instruments, which is secured by any mortgage, pledge, lien, security interest or other encumbrance upon any shares of Capital Stock of the Guarantor, the Com-


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                    pany or any Designated Subsidiary (whether such shares of
                    stock are now owned or hereafter acquired) without effectively providing concurrently that the Securities will be secured equally and ratably with such indebtedness for at least the time period such other indebtedness is so secured.

                    "Designated Subsidiary" means any present or future consolidated subsidiary of the Guarantor that is a regulated insurance company, the assets of which constitute at least 20% of the Guarantor's consolidated assets.

          (8) Section 501 of the Base Indenture is amended to add the following Sections 501(9)-(12):

               "(9) default in the payment of any Additional Amounts payable with respect to interest on any Securities, when such Additional Amounts become due and payable, and continuance of such default for a period of 30 days;

               (10) default in the payment of any premium on any Securities, or any Additional Amounts payable with respect to any principal of or premium on any Securities, when such premium or Additional Amounts become due and payable either at maturity, upon any redemption, by declaration of acceleration or otherwise;

               (11) default by the Company or the Guarantor in the payment when due of the principal or premium, if any, of any bond, debenture, note or other evidence of the Company's or the Guarantor's indebtedness, in each case for money borrowed, or in the payment of principal or premium, if any, under any mortgage, indenture, agreement or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness of the Company or the Guarantor for money borrowed, which default for payment of principal or premium, if any, is in an aggregate amount exceeding $50,000,000 (or its equivalent in any other currency or currencies) if such default shall continue unremedied or unwaived for more than 30 days after the expiration of any grace period or extension of the time for payment applicable thereto; and

               (12) default by the Company or the Guarantor under any instrument or instruments under which there is or may be secured or evidenced any of the Company's or the Guarantor's indebtedness (other than the Securities) having an outstanding principal amount of $50,000,000 (or its equivalent in any other currency or currencies) or more, individually or in the aggregate, that has caused the holders thereof to declare such indebtedness to be due and payable prior to its stated maturity, unless such declaration has been rescinded within 30 days."

               Section 501(1) of the Base Indenture shall be amended and restated as follows:


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                    "(1) default in the payment of any interest upon any
                    Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or"

               Section 501 of the Base Indenture is amended to add the following paragraph thereto:

                    "Each of the Company and the Guarantor shall deliver to the Trustee, within 30 days after occurrence thereof, written notice of any Event of Default or any event which, after notice or lapse of time or both, would constitute an Event of Default."

          (9) Section 404 of the Base Indenture shall apply to the Securities offered hereby and, if the conditions of such section are complied with, (i) the Company and the Guarantor shall be released from their respective obligations to comply with, and shall have no liability in respect of any term, condition or limitation, set forth in Section 1010 of the Indenture with respect to the Securities and (ii) such omission to comply with
               Section 1010 shall not constitute an Event of Default; but the remainder of the Indenture will be unaffected thereby.

               Section 403 of the Base Indenture is amended to add the following
               Section 403(7) thereto:

                    "(7) the Company and Guarantor shall have delivered to the Trustee an Officers' Certificate as to solvency and the and stating that the deposit was not made by the Company or the Guarantor with the intent of preferring the Holders over the Company's or the Guarantor's other creditors or with the intent of defeating, hindering, delaying or defrauding creditors of the Company, the Guarantor or others."

          (10) Except as otherwise indicated, each reference herein to a "Paragraph" shall refer to a Paragraph hereof, and each reference herein to a "Section" shall refer to a Section of the Indenture.

     (H) that the other Transaction Documents be and are hereby approved subject to such modifications as may be agreed by any Director;

     (I) that any one Director be and is hereby authorised to sign the Transaction Documents on behalf of the Company together with any other documents as he/she may consider necessary, desirable or expedient in connection with the issue of the Notes and the listing of the Notes on the Luxembourg Stock Exchange; and


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     (J)  that any one Director be and is hereby authorised to take any and all actions to effect the registration or qualification (or exemption therefrom) of the Notes under Blue Sky or securities laws of any of the states of the United States of America or foreign jurisdictions.